UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 25, 2017

Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55772	47-4871012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (Address of principal executive offices)

(949) 852-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Amendment to Dealer Manager Agreement

Steadfast Apartment REIT III, Inc. (the “Company”), entered into Amendment No. 1 to the Amended and Restated Dealer Manager Agreement (the “Amendment”), effective as of June 1, 2017, by and among the Company, Steadfast Apartment REIT III Operating Partnership, L.P., the Company’s operating partnership, and Steadfast Capital Markets Group, LLC, the Company’s dealer manager (the “Dealer Manager”).  The Amendment revises the terms of the selling commissions and dealer manager fee for the Class A shares and the Class T shares and the distribution and shareholder servicing fee for the Class R shares and the Class T shares such that  (1) the Company will pay to the Dealer Manager selling commissions in the amount of up to 7.0% of the gross proceeds of the Class A shares sold in the primary offering and up to 3.0% of the gross proceeds of the Class T shares sold in the primary offering, (2) the Company will pay to the Dealer Manager a dealer manager fee in the amount of up to 3.0% of the gross proceeds from the sale of Class A shares in the primary offering and up to 2.5% of the gross proceeds from the sale of Class T shares in the primary offering and (3) the Company will pay the Dealer Manager a distribution and shareholder servicing fee in an amount of up to (a) 0.27%, annualized, of the purchase price per Class R share (or, once reported, the estimated value per Class R share) for sales of Class R shares in the primary offering by registered investment advisors that do not participate on an alternative investment platform, (b) 0.67%, annualized, of the purchase price per Class R share (or, once reported, the estimated value per Class R share) for sales of Class R shares in the primary offering by registered investment advisors that participate on an alternative investment platform, and (c) 1.125%, annualized, of the purchase price per Class T share (or, once reported, the estimated value per Class T share) for sales of Class T shares in the primary offering. To the extent that the selling commission or the dealer manager fee is reduced, such Class A shares and Class T shares, as applicable, will have a corresponding reduction in the applicable purchase price. The Amendment also eliminates the provision that provides for the specific reallowance of 88.89% of the Class T distribution and shareholder servicing fee to participating dealers in order to create greater flexibility with respect to how such fee is paid.  In connection with the Amendment, the Dealer Manager has made corresponding changes pursuant to an amendment to the Participating Dealer Agreements. The material terms of the Amendment and the amendment to the Participating Dealer Agreements described above are qualified in their entirety by the agreements attached as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of The Pointe at Vista Ridge Apartments
On May 25, 2017 (the “Closing Date”), the Company, through STAR III Vista Ridge, LLC (“STAR III Vista Ridge”), an indirect wholly-owned subsidiary of the Company, acquired from an unaffiliated third-party seller a fee simple interest in a 300-unit multifamily residential community located in Lewisville, Texas, commonly known as Enclave at Vista Ridge Apartments that is to be rebranded The Pointe at Vista Ridge (the “Vista Ridge Property”). On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Advisor (as defined below), assigned to STAR III Vista Ridge the Purchase and Sale Agreement, dated April 28, 2017, for the purchase of the Vista Ridge Property.

STAR III Vista Ridge acquired the Vista Ridge Property for an aggregate purchase price of $44,000,000, exclusive of closing costs. STAR III Vista Ridge financed the acquisition of the Vista Ridge Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $29,106,000 (the “Vista Ridge Loan”) from PNC Bank, National Association (the “Lender”), pursuant to the requirements of the Fannie Mae delegated underwriting and servicing program, as evidenced by the Multifamily Loan and Security Agreement (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage, the Environmental Indemnity and the Guaranty, each dated as of the Closing Date and described in Item 2.03 below, the “Loan Documents”). For additional information on the terms of the Vista Ridge Loan, see Item 2.03 below.

The Vista Ridge Property was constructed in 2003 and consists of 11 three-story apartment buildings and is situated on an approximately 15-acre site. The Vista Ridge Property is comprised of 36 one-bedroom, 216 two-bedroom and 48 three-bedroom apartment homes that average 1,080 square feet with an average monthly rent of $1,187. Apartment amenities at the Vista Ridge Property include 9-foot ceilings, washer/dryer connections, crown molding, faux granite countertops, ceiling fans and private balconies or patios. Property amenities at the Vista Ridge Property include a resort-style pool with an outdoor kitchen, a 24-hour fitness center, a playground, a clubhouse with resident lounge and theater, outdoor BBQ grills, a business center, a sand volleyball court, a walking trail, a game room with billiards table and game station, a pet park and washing area, a tanning bed, a car-washing station and covered carports. As of May 23, 2017, the Vista Ridge Property was approximately 94.3% occupied.

An acquisition fee of approximately $943,400 was earned by Steadfast Apartment Advisor III, LLC (the “Advisor”) in connection with the acquisition of the Vista Ridge Property.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Vista Ridge Property
On the Closing Date, STAR III Vista Ridge and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive manager and leasing agent of the Vista Ridge Property. STAR III Vista Ridge pays Steadfast Management a monthly management fee in an amount equal to 2.75% of the Vista Ridge Property’s gross collections at the property for such month. In addition, the property manager may earn an incentive management fee equal to 1% of gross collections based on performance metrics as described in the Management Agreement.

The Management Agreement has an initial term that expires on May 25, 2018, and will continue thereafter on a month-to-month basis unless either party gives 60-days prior written notice of its desire to terminate the Management Agreement. STAR III Vista Ridge may terminate the Management Agreement at any time upon 30-days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach. In the event of a termination of the Management Agreement by STAR III Vista Ridge without cause, STAR III Vista Ridge will pay a termination fee to Steadfast Management equal to three months of the monthly management fee based on the average gross collections for the three months preceding the date of termination.

On the Closing Date, STAR III Vista Ridge also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the Vista Ridge Property, for which it will be paid a construction management fee in an amount equal to 6% of the total cost of the improvements and renovations (as defined in the Construction Services Agreement). In addition to the construction management fee, if PCL provides additional staffing for an improvement or renovations, STAR III Vista Ridge will reimburse PCL for all costs associated with such staffing. The Construction Services Agreement may be terminated by either party with 30-days prior written notice to the other party.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the acquisition of the Vista Ridge Property, STAR III Vista Ridge borrowed $29,106,000 from the Lender pursuant to the Loan Documents. The Vista Ridge Loan has a 120-month term with a maturity date of June 1, 2027 (the “Maturity Date”). STAR III Vista Ridge paid a loan origination fee of $160,000 to the Lender in connection with the Vista Ridge Loan.

Interest on the outstanding principal balance of the Vista Ridge Loan accrues at an initial rate of 3.219%, and an initial monthly debt service payment of $78,077 is due and payable on July 1, 2017. Beginning July 1, 2017, and continuing until the Maturity Date, monthly interest on the outstanding principal balance of the Vista Ridge Loan accrues at the one-month London Interbank Offered Rate (LIBOR) plus 2.195%, and is due and payable on the first day of each month, as further described in the Loan Agreement. Beginning July 1, 2024, and continuing until the Maturity Date, in addition to the monthly interest payment, a monthly payment of principal in the amount of $40,102 is due and payable on the first day of each month, as further described in the Note. The entire outstanding principal balance and any accrued and unpaid interest on the Vista Ridge Loan is due and payable in full on the Maturity Date.

STAR III Vista Ridge may voluntarily prepay the Vista Ridge Loan and related sums due to the Lender following the first anniversary of the Vista Ridge Loan, provided that STAR III Vista Ridge provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.

The performance of the obligations of STAR III Vista Ridge under the Vista Ridge Loan is secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the Vista Ridge Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, dated as of the Closing Date, STAR III Vista Ridge will assign all of its rights under the Management Agreement to the Lender upon an event of default under any of the Loan Documents.

STAR III Vista Ridge also entered into an Environmental Indemnity Agreement (the “Environmental Indemnity”), pursuant to which STAR III Vista Ridge agrees to indemnify, defend and hold harmless the Lender and certain other parties identified in the Environmental Indemnity, from and against any actions, damages, claims or other liabilities that the Lender or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Vista Ridge Property or any other property from which hazardous materials derived or allegedly derived from the Vista Ridge Property, (2) any actual or alleged violation of any environmental laws applicable to the Vista Ridge Property, (3) any breach of any representation or warranty made in the Environmental Indemnity by STAR III Vista Ridge, (4) any failure by STAR III Vista Ridge to perform any of its obligations under the Environmental Indemnity, (5) any remedial work as defined in the Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the Environmental Indemnity.

The Company entered into a Guaranty of Non-Recourse Obligations (the “Guaranty”) in connection with the Vista Ridge Loan. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which STAR III Vista Ridge is personally liable under the Loan Documents, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On June 1, 2017, the Company distributed a press release announcing the acquisition of the Vista Ridge Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described in this Current Report on Form 8-K at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.

See Paragraph (a) above.
(d) Exhibits.

Exhibit	Description

1.1
Amendment No. 1 to the Amended and Restated Dealer Manager Agreement, effective as of June 1, 2017, by and among Steadfast Apartment REIT III, Inc., Steadfast Apartment REIT III Operating Partnership, L.P. and Steadfast Capital Markets Group, LLC

1.2	Amendment No. 1 to Participating Dealer Agreement

10.1
Purchase and Sale Agreement, made and entered into as of April 28, 2017, by and between Steadfast Asset Holdings, Inc. and PAC Enclave at Vista Ridge, LLC, with Heritage Title Company of Austin, Inc. as the title company

10.2	Assignment and Assumption of Purchase Agreement, dated as of May 25, 2017, by and between Steadfast Asset Holdings, Inc. and STAR III Vista Ridge, LLC

10.3	Property Management Agreement, entered into as of May 25, 2017, by and between Steadfast Management Company, Inc. and STAR III Vista Ridge, LLC

10.4	Construction Management Services Agreement, entered into as of May 25, 2017, by and between STAR III Vista Ridge, LLC and Pacific Coast Land & Construction, Inc.

10.5	Multifamily Note, made as of May 25, 2017, by STAR III Vista Ridge, LLC, in favor of PNC Bank, National Association

10.6	Multifamily Loan and Security Agreement, made as of May 25, 2017, by and between STAR III Vista Ridge, LLC and PNC Bank, National Association

10.7
Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 25, 2017, by STAR III Vista Ridge, LLC to Gary S. Farmer for the benefit of PNC Bank, National Association

10.8	Environmental Indemnity Agreement, dated as of May 25, 2017, by STAR III Vista Ridge, LLC to and for the benefit of PNC Bank, National Association

10.9	Guaranty of Non-Recourse Obligations, dated as of May 25, 2017, by Steadfast Apartment REIT III, Inc. to and for the benefit of PNC Bank, National Association

10.10	Assignment of Management Agreement, dated as of May 25, 2017, by and among STAR III Vista Ridge, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated June 1, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	June 1, 2017	By:	/s/ Kevin J. Keating______________
Kevin J. Keating
Treasurer